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                                                                     Exhibit 21
                     LUCENT TECHNOLOGIES INC. SUBSIDIARIES

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                                    NAME                                                  JURISDICTION OF ORGANIZATION
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
Lucent Technologies Argentina S.A.                                                                 Argentina
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Lucent Technologies Australia Pty. Ltd.                                                            Australia
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Lucent Technologies Austria Ges.m.b.H.                                                              Austria
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Lucent Technologies Middle East W.L.L.                                                              Bahrain
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Lucent Technologies Foreign Sales Corporation                                                       Barbados
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Lucent Technologies Belgium S.A./N.V.                                                               Belgium
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Lucent Technologies Network Systems Belgium S.A./N.V.                                               Belgium
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Lucent Technologies (Bermuda) Ltd.                                                                  Bermuda
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Lucent Technologies Brasil Ltda.                                                                     Brazil
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Lucent Technologies World Services, Inc.                                                             Brunei
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Lucent Technologies Eurasia Ltd.                                                                    Bulgaria
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Telecommunications Radioelectriques et Telephoniques (TRT)                                          Cameroon
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Lucent Technologies Canada Inc.                                                                      Canada
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Lucent Technologies (Chile) Limitada                                                                 Chile
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Lucent Technologies Colombia S.A.                                                                   Colombia
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Lucent Technologies de Costa Rica S.A.                                                             Costa Rica
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Lucent Technologies s.r.o.                                                                       Czech Republic
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Lucent Technologies EMEA B.V.                                                                   Czech. Republic
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LYCOM A/S                                                                                           Denmark
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Lucent Technologies Hispaniola C. por A.                                                       Dominican Republic
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EcuaLucent Technologies S.A.                                                                        Ecuador
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Lucent Technologies International Inc.                                                               Egypt
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Lucent Technologies El Salvador S.A. de C.V.                                                      El Salvador
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AST Electronique S.A.                                                                                France
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Barphone Services S.A.                                                                               France
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Distrimatel S.A.R.L.                                                                                 France
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Lucent Technologies BCS  S.A.                                                                        France
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Lucent Technologies Holding France S.A.                                                              France
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Lucent Technologies Network Systems France S.A.                                                      France
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Telecommunications Radioelectriques et Telephoniques (TRT)                                           France
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                                    NAME                                                  JURISDICTION OF ORGANIZATION
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
Lucent Technologies Business Communications Systems
and Microelectronics GmbH                                                                           Germany
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Lucent Technologies Holding GmbH                                                                    Germany
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Lucent Technologies Network Fibre Cables GmbH                                                       Germany
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Lucent Technologies EMEA B.V.                                                                        Greece
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Lucent Technologies de Guatemala S.A.                                                              Guatemala
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Lucent Technologies de Honduras S.A.                                                                Honduras
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Lucent Technologies World Services, Inc. (Honduras Branch Office)                                   Honduras
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Lucent Technologies Asia/Pacific (H.K.) Ltd.                                                       Hong Kong
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Lucent Technologies Asia/Pacific Inc.                                                              Hong Kong
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Lucent Technologies Korea Ltd.                                                                     Hong Kong
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Lucent Technologies Business Communications Systems Hungary Kft.                                    Hungary
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Lucent Technologies India Pvt. Ltd.                                                                  India
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Lucent Technologies Asia/Pacific Inc.                                                              Indonesia
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Lucent Technologies Network Systems Nederland B.V.                                                 Indonesia
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Lucent Technologies World Services Inc.                                                            Indonesia
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Lucent Technologies Ireland Ltd.                                                                    Ireland
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Lucent Technologies Network Systems Ireland Ltd.                                                    Ireland
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Microwave Radio Ltd.                                                                                Ireland
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Telectron na Farraige Moire Teoranta                                                                Ireland
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Lucent Technologies Belgium S.A./N.V.                                                                Israel
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Lucent Technologies Italia S.p.A.                                                                    Italy
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Lucent Technologies Japan Ltd.                                                                       Japan
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Lucent Technologies EMEA B.V.                                                                      Kazakstan
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Lucent Technologies Eurasia Ltd.                                                                   Kazakstan
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Lucent Technologies World Services Inc.                                                              Kenya
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Lucent Technologies Korea Ltd.                                                                       Korea
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Lucent Technologies World Services Inc.                                                              Kuwait
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Lucent Technologies Eurasia Ltd.                                                                   Lithuania
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Lucent Technologies (Malaysia) Sdn. Bhd.                                                            Malaysia
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


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                                    NAME                                                  JURISDICTION OF ORGANIZATION
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
ATTEL del Norte, S.A. de C.V.                                                                        Mexico
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Informatica y Telecomunicaciones, S.A. de C.V.                                                       Mexico
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Integradora de Telecomunicaciones, S.A. de C.V. (INTELSA)                                            Mexico
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ITSA Servicios S.A. de C.V.                                                                          Mexico
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Lucent Technologies Business Communication Systems de Mexico, S.A. de C.V.                           Mexico
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Lucent Technologies Consumer Products Mexico, S.A. de C.V.                                           Mexico
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Lucent Technologies de Mexico S.A. de C.V.                                                           Mexico
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Lucent Technologies Holdings de Mexico S.A. de C.V.                                                  Mexico
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Lucent Technologies International Inc.                                                               Mexico
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Lucent Technologies Microelectronica de Mexico S. A. de C. V.                                        Mexico
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Lucent Technologies Productos de Consumo de Mexico S.A. de C.V.                                      Mexico
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Lucent Technologies Productos de Consumo de Monterrey S.A. de C.V.                                   Mexico
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Soporte a Sistemas de Informatica Y Telecomunicaciones S.A. de C.V.                                  Mexico
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Virmar Telecomunicaciones S.A. de C.V.                                                               Mexico
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Bedrijvencomplex Huizen/Hilversum C.V.                                                            Netherlands
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Lucent Technologies BCS Nederland B.V.                                                            Netherlands
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Lucent Technologies EMEA B.V.                                                                     Netherlands
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Lucent Technologies EMEA Services B.V.                                                            Netherlands
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Lucent Technologies EMEA Trading B.V.                                                             Netherlands
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Lucent Technologies Network Systems Nederland B.V.                                                Netherlands
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Lucent Technologies WCND Utrecht B.V.                                                             Netherlands
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PTS Software B.V.                                                                                 Netherlands
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Lucent Technologies (NZ) Limited                                                                  New Zealand
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Lucent Technologies Nicaragua S.A.                                                                 Nicaragua
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Telecommunications Radioelectriques et Telephoniques (TRT)                                            Oman
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Lucent Technologies (China) Co., Ltd.                                                      People's Republic of China
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Lucent Technologies (Shanghai) International Enterprises, Ltd.                             People's Republic of China
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

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                                    NAME                                                  JURISDICTION OF ORGANIZATION
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
AT&T Qingdao Power Systems Company, Ltd.                                                   People's Republic of China
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AT&T Qingdao Telecommunications Systems  Ltd.                                              People's Republic of China
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Telecommunications Radioelectriques et Telephoniques (TRT)                                          Pakistan
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Lucent Technologies World Services, Inc.                                                             Panama
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Lucent Technologies del Peru S.A.                                                                     Peru
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Lucent Technologies Philippines Inc.                                                              Philippines
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Telecommunications Radioelectriques et Telephoniques (TRT)                                        Philippines
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Lucent Technologies BCS Polska Sp. z o.o                                                             Poland
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Lucent Technologies Network Systems Poland S.A.                                                      Poland
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Lucent Technologies Sp. z o.o.                                                                       Poland
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Lucent Technologies Puerto Rico Inc.                                                              Puerto Rico
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Lucent Technologies World Services Inc.                                                           Puerto Rico
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Lucent Technologies Eurasia B.V.                                                                    Romania
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A/O Lucent Technologies                                                                        Russian Federation
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Lucent Technologies EMEA B.V.                                                                  Russian Federation
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Lucent Technologies Eurasia Ltd.                                                               Russian Federation
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Lucent Technologies International Inc.                                                            Saudi Arabia
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Telecommunications Radioelectriques et Telephoniques (TRT)                                        Saudi Arabia
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Lucent Technologies Consumer Products Pte. Ltd.                                                    Singapore
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Lucent Technologies Investment Asia Pte. Ltd.                                                      Singapore
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Lucent Technologies Investments Pte. Ltd.                                                          Singapore
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Lucent Technologies Microelectronics Pte. Ltd.                                                     Singapore
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Lucent Technologies Singapore Pte. Ltd.                                                            Singapore
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Lucent Technologies EMEA B.V. (Slovak Rep. office)                                              Slovak Republic
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Lucent Technologies Slovensko s.r.o.                                                            Slovak Republic
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Lucent Technologies South Africa (Proprietary) Ltd.                                               South Africa
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AT&T Microelectronica de Espana, S.A.                                                                Spain
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Lucent Technologies Microelectronica S.A.                                                            Spain
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Lucent Technologies Network Systems Espana S.A.                                                      Spain
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Lucent Technologies World Services, Inc.                                                             Spain
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Lucent Technologies Asia/Pacific Inc.                                                              Sri Lanka
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Lucent Technologies Sweden A.B.                                                                      Sweden
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

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                                    NAME                                                  JURISDICTION OF ORGANIZATION
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
Lucent Technologies A.G.                                                                          Switzerland
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Lucent Technologies International Purchasing Company                                                 Taiwan
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Lucent Technologies Taiwan Inc.                                                                      Taiwan
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Lucent Technologies Microelectronics Thailand Ltd.                                                  Thailand
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Lucent Technologies Thailand Inc.                                                                   Thailand
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Lucent Technologies International Inc.                                                     UAE (United Arab Emirates)
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AP Telecommunications UK Ltd.                                                                    United Kingdom
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AT&T Business Communications Europe Ltd.                                                         United Kingdom
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Lucent Technologies Network Systems UK Ltd.                                                      United Kingdom
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Lucent Technologies UK Limited                                                                   United Kingdom
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Lucent Technologies Wireless Ltd.                                                                United Kingdom
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Telectron Systems Ltd.                                                                           United Kingdom
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Western Electric Company, Ltd.                                                                   United Kingdom
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Lucent Technologies EMEA B.V.                                                                       Ukraine
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Lucent Technologies EMEA Services B.V.                                                              Ukraine
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Lucent Technologies Eurasia Ltd.                                                                    Ukraine
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AT&T Kazakstan Ltd.                                                                                 Delaware
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AT&T Systems & Technology Africa Inc.                                                               Delaware
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ATOR Corporation                                                                                    New York
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Bell Laboratories, Inc.                                                                             Delaware
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Bell Telephone Laboratories Inc.                                                                    Delaware
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Litespec, Inc.                                                                                      Delaware
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Loose Tube Inc.                                                                                     Delaware
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Lucent Technologies Americas Inc.                                                                   Delaware
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Lucent Technologies Asia/Pacific Inc.                                                               Delaware
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Lucent Technologies Construction Services, Inc.                                                     Delaware
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Lucent Technologies Eastern Ventures Inc.                                                           Delaware
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Lucent Technologies Engineering Inc.                                                                Delaware
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Lucent Technologies Eurasia Ltd.                                                                    Delaware
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Lucent Technologies Holdings Inc.                                                                   Delaware
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Lucent Technologies International Inc.                                                              Delaware
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Lucent Technologies International Purchasing Company                                                Delaware
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                                    NAME                                                  JURISDICTION OF ORGANIZATION
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
Lucent Technologies Management Services Inc.                                                        Delaware
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Lucent Technologies Maquiladoras Inc.                                                               Delaware
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Lucent Technologies of Tampa Inc.                                                                   Delaware
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Lucent Technologies Realty Inc.                                                                    New Jersey
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Lucent Technologies Services Company Inc.                                                           Delaware
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Lucent Technologies Taiwan Inc.                                                                     Delaware
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Lucent Technologies Technical Services Company Inc.                                                 Delaware
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Lucent Technologies Thailand Inc.                                                                   Delaware
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Lucent Technologies Western Investments Inc.                                                        Delaware
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Lucent Technologies World Services Inc.                                                             Delaware
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MRAC, Inc.                                                                                          Delaware
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Nassau Metals Corporation                                                                           Delaware
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NCS OSP Development Corp.                                                                           Delaware
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NCS Ventures, Inc.                                                                                  Delaware
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Telecommunications Technology Middle East Inc.                                                      Delaware
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Western Electric Company, Inc.                                                                      Delaware
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Western Electric International Incorporated                                                      North Carolina
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Lucent Technologies Ventures Inc.                                                                   Delaware
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Lucent Technologies Venezuela S.A.                                                                 Venezuela
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Lucent Technologies Asia/Pacific Inc.                                                               Vietnam
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



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